EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI
In re Patriot Coal Corporation

Case No. (Jointly Administered)	12-51502
Reporting Period:	October 31, 2013

Federal Tax I.D. #	20-5622045

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Legal Entities and Notes to MOR		x
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Account Information	MOR-1a	x
Copies of bank statements			x
Cash disbursements journals			x
Statements of Operations (Income Statement)	MOR-2	x
Balance Sheets	MOR-3	x
Status of Post-Petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Post-Petition Debts	MOR-4		x
Listing of Aged Accounts Payable			x
Accounts Receivable Reconciliation and Aging	MOR-5		x
Taxes Reconciliation and Aging	MOR-5		x
Schedule of Payments to Professionals	MOR-6	x
Post Petition Secured Notes Adequate Protection Payments	MOR-6		x
Debtor Questionnaire	MOR-7	x
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ JOHN E. LUSHEFSKI	November 22, 2013
Signature of Authorized Individual*	Date

John E. Lushefski
Printed Name of Authorized Individual

Senior Vice President and Chief Financial Officer
Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Patriot Coal Corporation	Form No.	Legal Entities and Notes to MOR
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	October 31, 2013
	Federal Tax I.D. #	20-5622045
Listing of Debtor Entities and Notes to the Monthly Operating Report

GENERAL:
The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Patriot Coal Corporation	12-51502
Affinity Mining Company	12-52020
Apogee Coal Company, LLC	12-52026
Appalachia Mine Services, LLC	12-52021
Beaver Dam Coal Company, LLC	12-52022
Big Eagle, LLC	12-52027
Big Eagle Rail, LLC	12-52028
Black Stallion Coal Company, LLC	12-52030
Black Walnut Coal Company	12-52029
Bluegrass Mine Services, LLC	12-52031
Brody Mining, LLC	13-48727
Brook Trout Coal, LLC	12-52034
Catenary Coal Company, LLC	12-52036
Central States Coal Reserves of Kentucky, LLC	12-52038
Charles Coal Company, LLC	12-52037
Cleaton Coal Company	12-52039
Coal Clean LLC	12-52040
Coal Properties, LLC	12-52041
Coal Reserve Holding Limited Liability Company No.2	12-52042
Colony Bay Coal Company	12-52043
Cook Mountain Coal Company, LLC	12-52044
Corydon Resources LLC	12-52045
Coventry Mining Services, LLC	12-52046
Coyote Coal Company LLC	12-52047
Cub Branch Coal Company LLC	12-52048
Dakota LLC	12-52050
Day LLC	12-52049
Dixon Mining Company, LLC	12-52051
Dodge Hill Holding JV, LLC	12-52053
Dodge Hill Mining Company, LLC	12-52055
Dodge Hill of Kentucky, LLC	12-52054
EACC Camps, Inc.	12-52056
Eastern Associated Coal, LLC	12-52057
Eastern Coal Company, LLC	12-52059
Eastern Royalty, LLC	12-52060
Emerald Processing, L.L.C.	12-52061

In re Patriot Coal Corporation	Form No.	Legal Entities and Notes to MOR
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	October 31, 2013
	Federal Tax I.D. #	20-5622045
Listing of Debtor Entities and Notes to the Monthly Operating Report

Gateway Eagle Coal Company, LLC	12-52062
Grand Eagle Mining, LLC	12-52064
Heritage Coal Company LLC	12-52063
Highland Mining Company, LLC	12-52065
Hillside Mining Company	12-52066
Hobet Mining, LLC	12-52068
Indian Hill Company LLC	12-52069
Infinity Coal Sales, LLC	12-52070
Interior Holdings, LLC	12-52072
IO Coal LLC	12-52073
Jarrell's Branch Coal Company	12-52075
Jupiter Holdings LLC	12-52076
Kanawha Eagle Coal, LLC	12-52077
Kanawha River Ventures I, LLC	12-52078
Kanawha River Ventures II, LLC	12-52079
Kanawha River Ventures III, LLC	12-52080
KE Ventures, LLC	12-52081
Little Creek LLC	12-52082
Logan Fork Coal Company	12-52083
Magnum Coal Company LLC	12-52084
Magnum Coal Sales LLC	12-52085
Martinka Coal Company, LLC	12-52086
Midland Trail Energy LLC	12-52087
Midwest Coal Resources II, LLC	12-52088
Mountain View Coal Company, LLC	12-52089
New Trout Coal Holdings II, LLC	12-52090
Newtown Energy, Inc.	12-52091
North Page Coal Corp.	12-52092
Ohio County Coal Company, LLC	12-52094
Panther LLC	12-52095
Patriot Beaver Dam Holdings, LLC	12-52017
Patriot Coal Company, L.P.	12-52096
Patriot Coal Sales LLC	12-52097
Patriot Coal Services LLC	12-52102
Patriot Leasing Company LLC	12-52103
Patriot Midwest Holdings, LLC	12-52104
Patriot Reserve Holdings, LLC	12-52105
Patriot Trading LLC	12-52106
Patriot Ventures LLC	13-48728

In re Patriot Coal Corporation	Form No.	Legal Entities and Notes to MOR
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	October 31, 2013
	Federal Tax I.D. #	20-5622045
Listing of Debtor Entities and Notes to the Monthly Operating Report

PCX Enterprises, Inc.	12-52019
Pine Ridge Coal Company, LLC	12-52107
Pond Creek Land Resources, LLC	12-52108
Pond Fork Processing LLC	12-52110
Remington Holdings LLC	12-52117
Remington II LLC	12-52118
Remington LLC	12-52119
Rivers Edge Mining, Inc.	12-52120
Robin Land Company, LLC	12-52121
Sentry Mining, LLC	12-52123
Snowberry Land Company	12-52124
Speed Mining LLC	12-52125
Sterling Smokeless Coal Company, LLC	12-52127
TC Sales Company, LLC	12-52128
The Presidents Energy Company LLC	12-52130
Thunderhill Coal LLC	12-52131
Trout Coal Holdings, LLC	12-52132
Union County Coal Co., LLC	12-52133
Viper LLC	12-52134
Weatherby Processing LLC	12-52135
Wildcat Energy LLC	12-52136
Wildcat, LLC	12-52137
Will Scarlet Properties LLC	12-52138
Winchester LLC	12-52139
Winifrede Dock Limited Liability Company	12-52140
Yankeetown Dock, LLC	12-52141

Notes to the MOR:
On July 9, 2012 (the “Initial Petition Date”), Patriot Coal Corporation (“Patriot”), as a stand-alone entity, and substantially all of its wholly-owned subsidiaries (collectively, the “Initial Debtors”) filed voluntary petitions for reorganization (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Southern District of New York. On December 19, 2012, the U.S. Bankruptcy Court for the Southern District of New York entered an order transferring the Chapter 11 Cases to the U.S. Bankruptcy Court for the Eastern District of Missouri (the U.S. Bankruptcy Court for the Eastern District of Missouri and/or the U.S. Bankruptcy Court for the Southern District of New York, as applicable, the "Bankruptcy Court"). On September 23, 2013 (the "Subsequent Petition Date", together with the Initial Petition Date, the "Petition Date"), Brody Mining, LLC and Patriot Ventures LLC, two additional wholly-owned subsidiaries of the Company (the "New Debtors", together with the Initial Debtors, the "Debtors"), filed Chapter 11 petitions under the Bankruptcy Code in the U.S. Bankruptcy Court for the Eastern District of Missouri. On September 27, 2013, the Bankruptcy Court approved the New Debtors' motions to jointly administer their Chapter 11 cases with the existing Chapter 11 cases of the Initial Debtors. The Debtors’ Chapter 11 cases are being jointly administered under the caption In re: Patriot Coal Corporation, et al. (Case No. 12-51502) (the "Bankruptcy Case"). Our joint ventures and certain of our other subsidiaries (collectively, the "Non-Debtor Subsidiaries") were not included in the Chapter 11 filings.

In re Patriot Coal Corporation	Form No.	Legal Entities and Notes to MOR
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	October 31, 2013
	Federal Tax I.D. #	20-5622045
Listing of Debtor Entities and Notes to the Monthly Operating Report

This Monthly Operating Report (“MOR”) has been prepared on a consolidated basis for the Debtors. The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Bankruptcy Court and is in a format intended to meet the requirements of the United States Trustee for the Eastern District of Missouri (the “U.S. Trustee”). As discussed below, this MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and does not include all of the information and footnotes required by GAAP. Therefore, there can be no assurance that the condensed consolidated financial information presented herein is complete, and readers are strongly cautioned not to place undue reliance on the MOR.
The unaudited financial statements have been derived from the books and records of the Debtors. The information furnished in this report primarily includes normal recurring adjustments but not all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material.
The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future.
For the reasons discussed above, the Debtors caution readers not to place undue reliance upon information contained in this MOR. For further information, refer to the consolidated financial statements and footnotes included in Patriot’s Annual Report on Form 10-K for the year ended December 31, 2012 and the Form 10-Q for the quarter ended September 30, 2013, as filed with the Securities and Exchange Commission.
No assurance can be given as to the value, if any, that may be ascribed to the Debtors’ various pre-petition liabilities and other securities. Accordingly, the Debtors urge that caution be exercised with respect to existing and future investments in any of these securities or claims against the Debtors.
Additional information about the Chapter 11 Cases, court filings and claims information is available on the internet at www.patriotcaseinfo.com.
Notes to MOR-3:
As of October 31, 2013, we have received the full proceeds from our $375 million term loan under our Debtor-in-Possession ("DIP") financing. Our $375 million Debtor-in-Possession financing is included in the current portion of debt with an extended maturity date of December 31, 2013 since we met certain specified conditions set forth in the DIP facilities.
As of October 31, 2013, we have $77 million in cash and cash equivalents and $50 million in a cash collateral account, which is included in "Cash collateralization deposits," on our consolidated balance sheet.
Notes to MOR-4 and MOR-5:
For status of post-petition tax payments, see disclosures as noted on MOR-4. Due to the level of detailed records, (i) copies of IRS Form 6123 or payment receipts; (ii) copies of tax returns filed during the reporting period; and (iii) a taxes aging schedule will be made available upon request.
Additionally, the Debtors believe that the information as disclosed in MOR-3 appropriately summarizes the ending accounts receivable and accounts payable balances of the Debtors. Due to the volume of transactions related to customer billings and vendor payments, the following items will be made available upon request: (i) summary of unpaid post-petition debts; (ii) listing of aged accounts payable; and (iii) accounts receivable reconciliation and aging.
Notes to MOR-6:
The post-petition secured notes adequate protection payments schedule is not applicable as there were no such payments in October 2013.

In re Patriot Coal Corporation	Form No.	MOR-1
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	October 31, 2013
	Federal Tax I.D. #	20-5622045
Schedule of Cash Receipts and Disbursements
(Amounts in thousands)

Debtor	Case Number	Cash Receipts	Cash Disbursements
Patriot Coal Corporation	12-51502	$143,019	$38,167
Affinity Mining Company	12-52020	—	—
Apogee Coal Company, LLC	12-52026	—	8,897
Appalachia Mine Services, LLC	12-52021	—	1,285
Beaver Dam Coal Company, LLC	12-52022	—	—
Big Eagle, LLC	12-52027	—	28
Big Eagle Rail, LLC	12-52028	—	—
Black Stallion Coal Company, LLC	12-52030	—	3,006
Black Walnut Coal Company	12-52029	—	—
Bluegrass Mine Services, LLC	12-52031	—	—
Brody Mining, LLC	13-48727	—	2,998
Brook Trout Coal, LLC	12-52034	—	—
Catenary Coal Company, LLC	12-52036	—	5,938
Central States Coal Reserves of Kentucky, LLC	12-52038	—	322
Charles Coal Company, LLC	12-52037	—	—
Cleaton Coal Company	12-52039	—	1
Coal Clean LLC	12-52040	—	425
Coal Properties, LLC	12-52041	—	—
Coal Reserve Holding Limited Liability Company No.2	12-52042	—	—
Colony Bay Coal Company	12-52043	—	180
Cook Mountain Coal Company, LLC	12-52044	—	—
Corydon Resources LLC	12-52045	—	592
Coventry Mining Services, LLC	12-52046	—	—
Coyote Coal Company LLC	12-52047	—	2,300
Cub Branch Coal Company LLC	12-52048	—	—
Dakota LLC	12-52050	—	176
Day LLC	12-52049	—	—
Dixon Mining Company, LLC	12-52051	—	—
Dodge Hill Holding JV, LLC	12-52053	—	—
Dodge Hill Mining Company, LLC	12-52055	—	3,536
Dodge Hill of Kentucky, LLC	12-52054	—	—
EACC Camps, Inc.	12-52056	—	—
Eastern Associated Coal, LLC	12-52057	—	20,304
Eastern Coal Company, LLC	12-52059	—	—
Eastern Royalty, LLC	12-52060	—	650
Emerald Processing, L.L.C.	12-52061	—	213
Gateway Eagle Coal Company, LLC	12-52062	—	2,119
Grand Eagle Mining, LLC	12-52064	—	340
Heritage Coal Company LLC	12-52063	—	2,251

In re Patriot Coal Corporation	Form No.	MOR-1
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	October 31, 2013
	Federal Tax I.D. #	20-5622045
Schedule of Cash Receipts and Disbursements
(Amounts in thousands)

Highland Mining Company, LLC	12-52065	—	9,310
Hillside Mining Company	12-52066	—	4
Hobet Mining, LLC	12-52068	—	12,060
Indian Hill Company LLC	12-52069	—	—
Infinity Coal Sales, LLC	12-52070	—	2
Interior Holdings, LLC	12-52072	—	—
IO Coal LLC	12-52073	—	—
Jarrell's Branch Coal Company	12-52075	—	2
Jupiter Holdings LLC	12-52076	—	355
Kanawha Eagle Coal, LLC	12-52077	—	4,748
Kanawha River Ventures I, LLC	12-52078	—	—
Kanawha River Ventures II, LLC	12-52079	—	—
Kanawha River Ventures III, LLC	12-52080	—	7
KE Ventures, LLC	12-52081	—	—
Little Creek LLC	12-52082	—	92
Logan Fork Coal Company	12-52083	—	—
Magnum Coal Company LLC	12-52084	—	2,619
Magnum Coal Sales LLC	12-52085	—	—
Martinka Coal Company, LLC	12-52086	—	86
Midland Trail Energy LLC	12-52087	—	4,086
Midwest Coal Resources II, LLC	12-52088	—	—
Mountain View Coal Company, LLC	12-52089	—	33
New Trout Coal Holdings II, LLC	12-52090	—	—
Newtown Energy, Inc.	12-52091	—	1,368
North Page Coal Corp.	12-52092	—	—
Ohio County Coal Company, LLC	12-52094	—	45
Panther LLC	12-52095	—	8,232
Patriot Beaver Dam Holdings, LLC	12-52017	—	—
Patriot Coal Company, L.P.	12-52096	—	5
Patriot Coal Sales LLC	12-52097	—	13,782
Patriot Coal Services LLC	12-52102	—	1,950
Patriot Leasing Company LLC	12-52103	—	3,870
Patriot Midwest Holdings, LLC	12-52104	—	—
Patriot Reserve Holdings, LLC	12-52105	—	58
Patriot Trading LLC	12-52106	—	—
Patriot Ventures LLC	13-48728	—	—
PCX Enterprises, Inc.	12-52019	—	—
Pine Ridge Coal Company, LLC	12-52107	—	391
Pond Creek Land Resources, LLC	12-52108	—	—

In re Patriot Coal Corporation	Form No.	MOR-1
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	October 31, 2013
	Federal Tax I.D. #	20-5622045
Schedule of Cash Receipts and Disbursements
(Amounts in thousands)

Pond Fork Processing LLC	12-52110	—	—
Remington Holdings LLC	12-52117	—	—
Remington II LLC	12-52118	—	—
Remington LLC	12-52119	—	3,642
Rivers Edge Mining, Inc.	12-52120	—	22
Robin Land Company, LLC	12-52121	—	2,154
Sentry Mining, LLC	12-52123	—	—
Snowberry Land Company	12-52124	—	—
Speed Mining LLC	12-52125	—	4,086
Sterling Smokeless Coal Company, LLC	12-52127	—	—
TC Sales Company, LLC	12-52128	—	—
The Presidents Energy Company LLC	12-52130	—	—
Thunderhill Coal LLC	12-52131	—	—
Trout Coal Holdings, LLC	12-52132	—	—
Union County Coal Co., LLC	12-52133	—	—
Viper LLC	12-52134	—	—
Weatherby Processing LLC	12-52135	—	—
Wildcat Energy LLC	12-52136	—	1,637
Wildcat, LLC	12-52137	—	31
Will Scarlet Properties LLC	12-52138	—	2
Winchester LLC	12-52139	—	—
Winifrede Dock Limited Liability Company	12-52140	—	9
Yankeetown Dock, LLC	12-52141	—	—

Notes to MOR-1:
Cash receipts and disbursements are for the period October 1, 2013 through October 31, 2013.
Cash receipts are collected at the Patriot Coal Corporation entity, where the cash remains. Cash disbursements are also made from Patriot Coal Corporation; however, we allocated these disbursements based upon the entity for whom the payment was being made. Disbursements made for Non-Debtor Subsidiaries are not included in the schedule.

In re Patriot Coal Corporation	Form No.	MOR-1a
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	October 31, 2013
	Federal Tax I.D. #	20-5622045
Bank Account Information
(Amounts in thousands)

Legal Entity	Case Number	Bank Name / Address	Account Number	Bank Balance
Patriot Coal Corporation	12-51502	Bank of America, 901 Main Street, 7th Floor, Dallas, TX 75202	7867	$34,449
Patriot Coal Corporation	12-51502	Bank of America, 901 Main Street, 7th Floor, Dallas, TX 75202	1665	—
Patriot Coal Corporation	12-51502	Bank of America, 901 Main Street, 7th Floor, Dallas, TX 75202	8796	15,025
Patriot Coal Corporation	12-51502	Bank of America, 901 Main Street, 7th Floor, Dallas, TX 75202	1872	—
Patriot Coal Corporation	12-51502	PNC Bank, 201 East Fifth Street, Cincinnati, OH 45202	0808	100
Patriot Coal Corporation	12-51502	PNC Bank, 201 East Fifth Street, Cincinnati, OH 45202	0744	2,000
Patriot Coal Corporation	12-51502	PNC Bank, 201 East Fifth Street, Cincinnati, OH 45202	0736	5,000
Patriot Coal Corporation	12-51502	The Private Bank and Trust, 1401 South Brentwood Blvd., Saint Louis, MO 63144	0847	20,000
Patriot Coal Corporation	12-51502	The Private Bank and Trust, 1401 South Brentwood Blvd., Saint Louis, MO 63144	9577	1
Patriot Coal Corporation	12-51502	Comerica Bank, 1717 Main Street, Dallas, TX 75201	0469	closed
Patriot Coal Corporation	12-51502	Sovereign/Santander, One Aldwyn Center, Villanova, PA 19085	0078	closed
Patriot Coal Corporation	12-51502	BB&T, 233 Wyndale Road, PO Box 1209, Abingdon, VA 24212	0285	1,008
Patriot Coal Corporation	12-51502	Old National Bank, PO Box 23, Henderson, KY 42419-0023	5798	14
Patriot Coal Corporation	12-51502	United National Bank (WV), 500 Virginia Street East, Charleston, WV 25301	9778	8
Patriot Coal Corporation	12-51502	Reich and Tang, 1411 Broadway, 28th Floor, New York, NY 10018	0688	closed
Apogee Coal Company, LLC	12-52026	Logan Bank and Trust Company	3013	3
Appalachia Mine Services, LLC	12-52021	Premier Bank Boone Division, 300 State Street, Madison, WV 25130	9760	1
Catenary Coal Company, LLC	12-52036	City National Bank, 25 Gatewater Road, P.O. Box 7520, Charleston, WV 25356-0520	6124	10
Dodge Hill Mining Company, LLC	12-52055	Old National Bank, PO Box 718, Evansville, IN 47705	4618	4
Eastern Associated Coal, LLC	12-52057	Boone County Bank, PO Box 7, Madison, WV 25130	2203	7
Eastern Associated Coal, LLC	12-52057	Clear Mountain Bank, PO Box 205, Bruceton Mills, WV 26525	3650	6
Emerald Processing, L.L.C.	12-52061	TruPoint Bank, 1897 Lee Highway, Bristol, VA 24202	7076	closed

In re Patriot Coal Corporation	Form No.	MOR-1a
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	October 31, 2013
	Federal Tax I.D. #	20-5622045
Bank Account Information
(Amounts in thousands)

Emerald Processing, L.L.C.	12-52061	TruPoint Bank, 1897 Lee Highway, Bristol, VA 24202	4393	closed
Heritage Coal Company LLC	12-52063	Old National Bank, PO Box 718, Evansville, IN 47705	9523	1
Heritage Coal Company LLC	12-52063	Old National Bank, PO Box 966, Evansville, IN 47706	4012	51
Heritage Coal Company LLC	12-52063	US Bank, EP-MN-WS3C, 60 Livingston Ave, 3rd Floor, St Paul, MN 55107	6000	—
Highland Mining Company, LLC	12-52065	Old National Bank, PO Box 718, Evansville, IN 47705	3346	2
Hobet Mining, LLC	12-52068	United Bank, 500 Virginia Street East, Charleston, WV 25301	5973	—
Kanawha Eagle Coal, LLC	12-52077	Whitesville State Bank, P.O. Box 68, Whitesville, WV 25209	9116	5
Kanawha Eagle Coal, LLC	12-52077	BB&T , 233 Wyndale Road, PO Box 1209, Abingdon, VA 24212	0365	78
Magnum Coal Company LLC	12-52084	Huntington Bank, 919 5th Ave., Huntington, WV 25701	8169	closed
Midland Trail Energy LLC	12-52087	City National Bank, 25 Gatewater Road, P.O. Box 7520, Charleston, WV 25356-0520	7457	3
Newtown Energy, Inc.	12-52091	TruPoint Bank, 1897 Lee Highway, Bristol, VA 24202	7068	closed
Newtown Energy, Inc.	12-52091	TruPoint Bank, 1897 Lee Highway, Bristol, VA 24202	4628	closed
Panther LLC	12-52095	City National Bank, 25 Gatewater Road, P.O. Box 7520, Charleston, WV 25356-0520	0773	2
Panther LLC	12-52095	City National Bank, 25 Gatewater Road, P.O. Box 7520, Charleston, WV 25356-0520	1670	5
Patriot Coal Company, L.P.	12-52096	Ohio Valley National Bank, PO Box 5, Henderson, KY 42420	9129	4
PCX Enterprises, Inc.	12-52019	Capital One Bank, 404 Fifth Ave., 4th Floor, New York, NY 10018	3612	closed
Pine Ridge Coal Company, LLC	12-52107	Whitesville State Bank, P.O. Box 68, Whitesville, WV 25209	6286	closed
Robin Land Company, LLC	12-52121	Huntington Bank, 919 5th Ave., Huntington, WV 25701	1897	3

Notes to MOR-1a:
All amounts listed above are the bank balances as of month end. Copies of bank statements and cash disbursement journals were not included with the MOR, but will be made available upon request.

In re Patriot Coal Corporation	Form No.	MOR-2
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	October 31, 2013
	Federal Tax I.D. #	20-5622045
Statements of Operations
For the Month Ended October 31, 2013
(Amount in thousands)

	Debtor Entities	Non-Debtor Entities	Eliminations	Consolidated Patriot Coal Corporation
Revenues
Sales	$126,212	$—	$—	$126,212
Other revenues	9,063	—	—	9,063
Total revenues	135,275	—	—	135,275

Cost and expenses
Operating costs and expenses	130,309	—	—	130,309
Depreciation, depletion and amortization	15,241	—	—	15,241
Asset retirement obligation expense	5,578	—	—	5,578
Selling and administrative expenses	2,707	—	—	2,707
Net gain on disposal or exchange of assets	(485)	—	—	(485)
Loss from equity affiliates	—	—	—	—
Loss from non-debtor entities	—	—	—	—

Operating loss	(18,075)	—	—	(18,075)

Interest expense and other	3,610	—	—	3,610
DIP financing fees	628	—	—	628
Interest income	(1)	—	—	(1)

Loss before reorganization items and income taxes	(22,312)	—	—	(22,312)
Reorganization items, net (1)	5,862	—	—	5,862

Loss before income taxes	(28,174)	—	—	(28,174)
Income tax benefit	—	—	—	—

Net loss	$(28,174)	$—	$—	$(28,174)

Notes to MOR-2:
(1)    The Company’s reorganization items for the month ended October 31, 2013 consisted of the following:

Professional fees	$5,664
Adjustment for rejected executory contracts and leases	199
Interest income	(1)
Reorganization items, net	$5,862
Professional fees are only those that are directly related to the reorganization and include fees associated with advisors to the Debtors, the statutory committee of unsecured creditors and certain secured creditors. Interest income represents interest earned on investment of proceeds from DIP financing.

In re Patriot Coal Corporation	Form No.	MOR-3
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	October 31, 2013
	Federal Tax I.D. #	20-5622045
Balance Sheets
October 31, 2013
(Amounts in thousands)

	Debtor Entities	Non-Debtor Entities	Eliminations	Consolidated Patriot Coal Corporation
ASSETS
Current assets
Cash and cash equivalents	$76,656	$—	$—	$76,656
Accounts receivable and other, net of allowance	113,976	—	—	113,976
Inventories	91,209	—	—	91,209
Prepaid expenses and other current assets	65,256	—	—	65,256
Total current assets	347,097	—	—	347,097
Property, plant, equipment and mine development
Land and coal interests	2,899,588	—	—	2,899,588
Buildings and improvements	600,055	—	—	600,055
Machinery and equipment	812,020	—	—	812,020
Less accumulated depreciation, depletion and amortization	(1,257,144)	—	—	(1,257,144)
Property, plant, equipment and mine development, net	3,054,519	—	—	3,054,519
Cash collateralization deposits	64,990	—	—	64,990
Investments and other assets	13,790	18,208	—	31,998
Investments in non-debtor entities	17,372	—	(17,372)	—
Intercompany receivable (payable)	836	(836)	—	—
Total assets	$3,498,604	$17,372	$(17,372)	$3,498,604

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Accounts payable and accrued expenses	$237,829	$—	$—	$237,829
Current portion of debt	381,687	—	—	381,687
Total current liabilities	619,516	—	—	619,516
Long-term debt, less current maturities	8,580	—	—	8,580
Asset retirement obligation	707,191	—	—	707,191
Workers' compensation obligations	259,423	—	—	259,423
Coal Act postretirement benefit obligations	82,915	—	—	82,915
Obligation to industry fund	31,590	—	—	31,590
Other noncurrent liabilities	72,113	—	—	72,113
Total liabilities not subject to compromise	1,781,328	—	—	1,781,328
Liabilities subject to compromise (1)	2,183,877	—	—	2,183,877
Total liabilities	3,965,205	—	—	3,965,205
Stockholders' equity (deficit)	(466,601)	17,372	(17,372)	(466,601)
Total liabilities and stockholders' equity (deficit)	$3,498,604	$17,372	$(17,372)	$3,498,604

In re Patriot Coal Corporation	Form No.	MOR-3
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	October 31, 2013
	Federal Tax I.D. #	20-5622045
Balance Sheets
October 31, 2013
(Amounts in thousands)

Notes to MOR-3:
(1) Liabilities subject to compromise represent unsecured obligations that will be accounted for under a plan of reorganization. Generally, actions to enforce or otherwise affect payment of pre-petition liabilities are stayed. Accounting Standards Codification 852 requires pre-petition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. These liabilities represent the amounts expected to be allowed on known or potential claims to be resolved through the Chapter 11 process, and remain subject to future adjustments arising from negotiated settlements, actions of the Bankruptcy Court, rejection of executory contracts and unexpired leases, the determination as to the value of collateral securing the claims, proofs of claim, and other events. Liabilities subject to compromise also include certain items that may be assumed under the plan of reorganization, and as such, may be subsequently reclassified to liabilities not subject to compromise.
The Bankruptcy Court approved payment of certain pre-petition obligations, including employee wages, salaries and certain benefits and payments to certain shippers and critical vendors. The Debtors are required to pay vendors and other providers in the ordinary course for goods and services received after the filing of the Chapter 11 Petitions and other business related payments necessary to maintain the operations of the Debtors' businesses. Obligations associated with these matters are not classified as liabilities subject to compromise.
The Debtors continue to review executory contracts and unexpired leases to determine which contracts will be rejected, assumed or renegotiated. We expect additional liabilities subject to compromise will arise due to rejection of executory contracts, including leases, and from the determination of the Bankruptcy Court (or agreement by parties in interest) of allowed claims for contingencies and other disputed amounts. Due to the uncertain nature of many of the potential claims, we cannot project the magnitude of such claims with certainty. We also expect that the assumption of additional executory contracts and unexpired leases will convert certain of the liabilities subject to compromise to liabilities not subject to compromise.
On September 27, 2013, the Bankruptcy Court entered an order establishing October 24, 2013 as the bar date for potential creditors of the New Debtors, other than governmental units, to file claims. The bar date for governmental units to file claims against the New Debtors was established as March 24, 2014.
As of October 30, 2013, the Debtors have received approximately 4,294 proofs of claim, a portion of which assert, in part or in whole, unliquidated amounts. In the aggregate, total liquidated proofs of claim of approximately $308.7 billion have been filed against the Debtors. During the second quarter of 2013, the United Mine Workers of America levied claims for postretirement benefit obligations against each of the Initial Debtors, significantly increasing the total liquidated proofs of claim. New and amended claims may be filed in the future, including claims amended to assign values to claims originally filed with no designated value. We are in the process of reconciling such claims to the amounts listed in the Debtors’ books and records. Differences between liability amounts estimated by the Debtors and claims filed by creditors are being investigated and, if necessary, the Bankruptcy Court will make a final determination of the allowable claims.
Through the claims resolution process, we have identified a substantial number of claims that we believe should be disallowed by the Bankruptcy Court because they are duplicative, have already been satisfied, have been later amended or superseded, are without merit, are overstated or should be disallowed for other reasons. As of October 30, 2013, we estimate that the claims resolution process will reduce the total liquidated proof of claims by approximately $304.1 billion, primarily due to redundant claims. As of October 30, 2013, approximately 2,128 claims totaling $287.1 million have been expunged, withdrawn or settled and the Debtors have filed additional objections with the Bankruptcy Court that would reduce claims by $204.8 million. We continue to evaluate the filed claims and expect to continue to file claim objections with the Bankruptcy Court.
In addition, as a result of this process, we may identify additional liabilities that need to be recorded or reclassified to liabilities subject to compromise and will adjust amounts as necessary. Such adjustments may be material. The determination of how liabilities will ultimately be treated cannot be made until the Bankruptcy Court approves a plan of reorganization. Accordingly, the ultimate amount or treatment of such liabilities is not determinable at this time.

In re Patriot Coal Corporation	Form No.	MOR-3
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	October 31, 2013
	Federal Tax I.D. #	20-5622045
Balance Sheets
October 31, 2013
(Amounts in thousands)

Liabilities subject to compromise at October 31, 2013 consisted of the following:

Postretirement benefit obligations, excluding Coal Act	$1,442,563
Unsecured debt	458,500
Interest payable	4,838
Rejected executory contracts and leases	177,226
Trade payables	70,081
Other accruals	30,669
$2,183,877
Other accruals primarily include liabilities subject to compromise related to litigation reserves, employee claims and other operating accruals.

In re Patriot Coal Corporation	Form No.	MOR-4
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	October 31, 2013
	Federal Tax I.D. #	20-5622045
Status of Post-Petition Taxes
For the Month Ended October 31, 2013
(Amounts in thousands)

	Beginning Tax Liability	Amount Withheld and/or Accrued	Amount (Paid) Received	Ending Tax Liability

Payroll Taxes - Federal, State and Local	$1,794	$10,576	$(10,597)	$1,773

Federal Taxes, excluding Payroll Taxes
Federal Production Tax	996	1,175	(1,419)	752
Federal Income Tax	—	—	—	—
Total Federal Taxes, excluding Payroll Taxes	996	1,175	(1,419)	752

State and Local Taxes, excluding Payroll Taxes
State Production Tax	19,763	(6,587)	(5,882)	7,294
Real Estate Tax	4,373	916	(1,781)	3,508
Personal Property Tax	4,408	805	(785)	4,428
Sales Tax	1	2	(1)	2
Use Tax	145	124	(126)	143
Franchise Tax	(447)	22	—	(425)
Other Taxes	95	14	(46)	63
Total State and Local Taxes, excluding Payroll Taxes	28,338	(4,704)	(8,621)	15,013

Total Taxes	$31,128	$7,047	$(20,637)	$17,538

Notes to MOR-4
Tax payments may include certain pre-petition payments that were authorized through motions approved by the Bankruptcy Court.

In re Patriot Coal Corporation	Form No.	MOR-6
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	October 31, 2013
	Federal Tax I.D. #	20-5622045
Schedule of Payments to Professionals
For the Month Ended October 31, 2013
(Amounts in thousands)

		Amount Paid
Professional	Role	Month	Cumulative from July 9, 2012

AlixPartners/AP Services	Bankruptcy & Restructuring Advisors	$—	$7,244
Blackstone Advisory Partners L.P.	Investment Banker	—	2,000
Bryan Cave LLP	Restructuring & Corporate Counsel	32	393
Carmody MacDonald P.C.	UCC Counsel	12	272
Cole, Schotz, Miesel, Forman & Leonard, P.A.	UCC Conflicts Counsel	4	663
Curtis, Mallet-Prevost, Colt & Mosle LLP	Conflicts Counsel	—	929
Davis Polk & Wardwell LLP	Special Counsel	1,005	29,486
Desai Eggmann Mason, LLC	Official Salaried Retiree Committee Counsel	—	8
EPIQ Bankruptcy Solutions, LLC	UCC Information Agent	4	69
GCG, Inc.	Notice, Claim & Administrative Agent	320	3,882
GCP Legal Advisors, LLC	Claim Administration & Restructuring Counsel	19	19
Houlihan Lokey Capital, Inc.	UCC Financial Advisor & Investment Banker	123	1,936
Kramer Levin Naftalis & Frankel, LLP	UCC Counsel	364	8,140
Mesirow Financial Consulting, LLC	UCC Financial Advisor	142	2,188
Stahl Cowen Crowley Addis, LLC	Official Salaried Retiree Committee Counsel	—	240
Weil, Gotshal & Manges LLP	DIP Lender Counsel	182	2,162
Willkie Farr & Gallagher LLP	DIP Lender Counsel	126	2,728

Notes to MOR-6:
Professional fees do not include payments to professionals or consultants that are paid in the ordinary course of business.

In re Patriot Coal Corporation	Form No.	MOR-7
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	October 31, 2013
	Federal Tax I.D. #	20-5622045
Debtor Questionnaire
For the Month Ended October 31, 2013

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Explanation
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		✓
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		✓
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		✓
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		✓
5	Is the Debtor delinquent in paying any insurance premium payment?		✓
6	Have any payments been made on pre-petition liabilities this reporting period?	✓		Only per motions approved by the court
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	✓		Normal course of business
8	Are any post petition payroll taxes past due?		✓
9	Are any post petition State or Federal income taxes past due?		✓
10	Are any post petition real estate taxes past due?		✓
11	Are any other post petition taxes past due?		✓
12	Have any pre-petition taxes been paid during this reporting period?	✓		Only per motions approved by the court
13	Are any amounts owed to post petition creditors delinquent?		✓
14	Are any wage payments past due?		✓
15	Have any post petition loans been received by the Debtor from any party?		✓
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		✓
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		✓
18	Have the owners or shareholders received any compensation outside of the normal course of business?		✓